Filed Pursuant to Rule 497(a)
File No. 333-218040
Rule 482 AD

PRICING TERM SHEET
Dated August 15, 2018
New Mountain Finance Corporation
5.75% Convertible Notes due 2023

The information in this pricing term sheet supplements New Mountain Finance Corporation’s preliminary prospectus supplement, dated August 15, 2018, together with the accompanying prospectus, dated July 13, 2018, relating to these securities (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus. In all other respects, this term sheet is qualified in its entirety by reference to the Preliminary Prospectus. Terms used but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus. All references to dollar amounts are references to U.S. dollars.

Issuer:	New Mountain Finance Corporation (“NMFC”)

Ticker / Exchange:	NMFC / New York Stock Exchange (“NYSE”)

Title of Securities:	5.75% Convertible Notes due 2023 (the “Notes”)

Aggregate Principal Amount Offered:	$100,000,000 (or $115,000,000 if the underwriters fully exercise their option to purchase additional Notes)

Offering Price:	100.0% of principal amount

Annual Interest Rate:	The Notes will bear interest at a rate equal to 5.75% per year

NYSE Last Reported Sale Price on August 15, 2018:	$13.80 per share of NMFC common stock

Initial Conversion Price:	Approximately $15.18 per share of NMFC common stock

Initial Conversion Rate:	65.8762 shares of NMFC common stock per $1,000 principal amount of Notes

Redemption:
NMFC may not redeem the Notes prior to May 15, 2023. On or after May 15, 2023, NMFC may redeem the Notes for cash, in whole or from time to time in part, at its option at a redemption price equal to the sum of (i) 100% of the principal amount of the Notes to be redeemed, (ii) accrued and unpaid interest (including additional interest, if any) to, but excluding, the redemption date and (iii) an amount equal to the present value of the interest that would accrue on the Notes from, and including, the redemption date until the maturity date, with such present value computed by us using a discount rate equal to the yield to maturity of United States Treasury securities with three months of remaining maturity (as determined in a commercially reasonable manner by us prior to providing the applicable notice of redemption) plus 50 basis points.

Interest Payment Dates:	February 15 and August 15, commencing on February 15, 2019

Maturity Date:	August 15, 2023, unless earlier converted, redeemed or repurchased

Sole Bookrunner:	Wells Fargo Securities, LLC

Trade Date:	August 16, 2018

Expected Settlement Date:	August 20, 2018

CUSIP:	647551 AC4

ISIN:	US647551AC49

Filed Pursuant to Rule 497(a)
File No. 333-218040
Rule 482 AD

Expected Egan-Jones Rating*:	BBB+

Use of Proceeds:
NMFC estimates that the net proceeds it will receive from the sale of $100,000,000 aggregate principal amount of Notes in this offering will be approximately $99.1 million (or approximately $114.0 million if the underwriters fully exercise their overallotment option), after deducting the discounts, commissions and estimated expenses payable by NMFC.

NMFC intends to use the net proceeds from this offering to repay outstanding indebtedness under the NMFC Credit Facility and then, to the extent any net proceeds remain, the Holdings Credit Facility. However, through re-borrowing under such credit facilities, NMFC intends to make new investments in accordance with its investment objective and strategies described in the Preliminary Prospectus and use available capital for other general corporate purposes, including working capital requirements. The Notes have no restrictions related to the type and security of assets in which NMFC might invest.

Adjustment to Conversion Rate Upon a Non-Stock Change of Control:
The following table below sets forth the number of additional shares (as defined under “Description of the Notes—Adjustment to Conversion Rate Upon a Non-Stock Change of Control” in the Preliminary Prospectus) to be received per $1,000 principal amount of Notes for each stock price and effective date set forth below:

	Share Price and Additional Shares
Date	$13.80	$14.00	$14.50	$15.00	$15.18	$15.50	$16.00	$16.50	$17.00	$18.00
August 20, 2018	6.5875	5.7679	3.9441	2.4467	1.9881	1.2774	0.4513	0.0673	0.0018	0.0000
August 15, 2019	6.5875	5.6164	3.7848	2.3060	1.8623	1.1935	0.4513	0.0673	0.0018	0.0000
August 15, 2020	6.5875	5.6164	3.7848	2.3060	1.8623	1.1935	0.4513	0.0673	0.0018	0.0000
August 15, 2021	6.5875	5.6164	3.7848	2.3060	1.8577	1.1710	0.4288	0.0673	0.0018	0.0000
August 15, 2022	6.5875	5.6164	3.6628	2.0613	1.5988	0.9303	0.2738	0.0364	0.0000	0.0000
August 15, 2023	6.5875	5.5524	3.0893	0.7905	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000

The exact stock price and effective dates may not be set forth on the table, in which case, if the stock price is:

●
between two stock prices on the table or the effective date is between two dates on the table, the number of additional shares will be determined by straight-line interpolation between the number of additional shares set forth for the higher and lower stock price amounts and the two dates, as applicable, based on a 360-day year;

●	in excess of $18.00 per share (subject to adjustment), no additional shares will be issued upon conversion; and

●	less than $13.80 per share (subject to adjustment), no additional shares will be issued upon conversion.
Notwithstanding the foregoing, in no event will the total number of shares of common stock issuable upon conversion, exceed 72.4637 per $1,000 principal amount of the Notes, subject to the same adjustments as the conversion rate as set forth above under “Description of the Notes — Conversion Rate Adjustments” in the Preliminary Prospectus. Additional shares deliverable as described in this section “Description of the Notes — Adjustment to Conversion Rate Upon a Non-Stock Change of Control” in the Preliminary Prospectus, will be delivered on the settlement date applicable to the relevant conversion.
*Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Filed Pursuant to Rule 497(a)
File No. 333-218040
Rule 482 AD

General

Please refer to the indenture governing the Notes for the exact terms relating to the conversion rate of the Notes.

This communication is intended for the sole use of the person to whom it is provided by the sender.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of NMFC before investing. The preliminary prospectus supplement, dated August 15, 2018, and the accompanying prospectus, dated July 13, 2018, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about NMFC and should be read carefully before investing.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the laws of any such jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from Wells Fargo Securities, LLC, Attention: Equity Syndicate Department, 375 Park Avenue, New York, NY 10152-4077, or by calling (800) 326-5897, or by email: cmclientsupport@wellsfargo.com.